EXHIBIT 99.2

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                                                                EXECUTION COPY



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                         SALE AND SERVICING AGREEMENT


                                     among


                         WHOLE AUTO LOAN TRUST 2003-1,
                                  as Issuer,


                  BEAR STEARNS ASSET BACKED FUNDING II INC.,
                                 as Depositor,


                                      and


                     BEAR STEARNS ASSET RECEIVABLES CORP.,
                                 as Servicer.






                          Dated as of October 7, 2003






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
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                                                      Table of Contents
                                                                                                                         Page

ARTICLE I                 DEFINITIONS AND USAGE.............................................................................1


ARTICLE II                TRUST PROPERTY....................................................................................1

   SECTION 2.1            Conveyance of Trust Property; Intent of the Parties...............................................1
   SECTION 2.2            Representations and Warranties of the Depositor regarding the Receivables.........................1
   SECTION 2.3            Repurchase upon Breach............................................................................2
   SECTION 2.4            Custody of Receivable Files.......................................................................3
   SECTION 2.5            Duties of Servicer as Custodian...................................................................4
   SECTION 2.6            Instructions; Authority to Act....................................................................5
   SECTION 2.7            Custodian's Indemnification.......................................................................5
   SECTION 2.8            Effective Period and Termination..................................................................5
   SECTION 2.9            Representations and Warranties as to the Security Interest of the Issuer in the Receivables.......6

ARTICLE III               ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY....................................7

   SECTION 3.1            Duties of Servicer................................................................................7
   SECTION 3.2            Collection of Receivable Payments.................................................................7
   SECTION 3.3            Realization Upon Receivables......................................................................8
   SECTION 3.4            Maintenance of Security Interests in Financed Vehicles............................................8
   SECTION 3.5            Covenants of Servicer.............................................................................9
   SECTION 3.6            Purchase of Receivables Upon Breach...............................................................9
   SECTION 3.7            Servicer Fees....................................................................................10
   SECTION 3.8            Investor Report..................................................................................10
   SECTION 3.9            Annual Statement as to Compliance; Notice of Event of Servicing Termination......................10
   SECTION 3.10           Annual Independent Certified Public Accountant's Report..........................................10
   SECTION 3.11           Access to Certain Documentation and Information Regarding Receivables............................11
   SECTION 3.12           Servicer Expenses................................................................................11
   SECTION 3.13           Insurance........................................................................................11
   SECTION 3.14           Sarbanes-Oxley Act of 2002.......................................................................11

ARTICLE IV                DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS..................................12

   SECTION 4.1            Accounts.........................................................................................12
   SECTION 4.2            Collections......................................................................................13


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   SECTION 4.3            Application of Collections.......................................................................14
   SECTION 4.4            Additional Deposits..............................................................................14
   SECTION 4.5            Distributions....................................................................................15
   SECTION 4.6            Net Deposits.....................................................................................15
   SECTION 4.7            Statements to Noteholders and Certificateholders.................................................15

ARTICLE V                 THE DEPOSITOR....................................................................................16

   SECTION 5.1            Representations, Warranties and Covenants of Depositor...........................................16
   SECTION 5.2            Liability of Depositor; Indemnities..............................................................17
   SECTION 5.3            Merger or Consolidation of, or Assumption of the Obligations of Depositor........................17
   SECTION 5.4            Limitation on Liability of Depositor and Others..................................................18
   SECTION 5.5            Depositor May Own Notes or Certificates..........................................................18
   SECTION 5.6            Depositor Certificate of Incorporation...........................................................18

ARTICLE VI                THE SERVICER.....................................................................................18

   SECTION 6.1            Representations of Servicer......................................................................18
   SECTION 6.2            Indemnities of Servicer..........................................................................19
   SECTION 6.3            Merger or Consolidation of, or Assumption of the Obligations of Servicer.........................21
   SECTION 6.4            Limitation on Liability of Servicer and Others...................................................21
   SECTION 6.5            Subservicing and Delegation of Duties............................................................22
   SECTION 6.6            Servicer Not to Resign as Servicer; Resignation and Termination of Receivables Servicers.........22
   SECTION 6.7            Servicer May Own Notes or Certificates...........................................................23

ARTICLE VII               SERVICING TERMINATION............................................................................23

   SECTION 7.1            Events of Servicing Termination..................................................................23
   SECTION 7.2            Appointment of Successor Servicer................................................................25
   SECTION 7.3            Notification to Noteholders and Certificateholders...............................................26
   SECTION 7.4            Waiver of Past Events of Servicing Termination...................................................26

ARTICLE VIII              TERMINATION......................................................................................26

   SECTION 8.1            Optional Purchase of All Receivables.............................................................26
   SECTION 8.2            Succession Upon Satisfaction and Discharge of Indenture..........................................27

ARTICLE IX                MISCELLANEOUS PROVISIONS.........................................................................27

   SECTION 9.1            Amendment........................................................................................27
   SECTION 9.2            Protection of Title to Trust Property............................................................28
   SECTION 9.3            Governing Law....................................................................................30


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   SECTION 9.4            Notices..........................................................................................30
   SECTION 9.5            Severability of Provisions.......................................................................31
   SECTION 9.6            Assignment.......................................................................................31
   SECTION 9.7            Further Assurances...............................................................................31
   SECTION 9.8            No Waiver; Cumulative Remedies...................................................................31
   SECTION 9.9            Third-Party Beneficiaries........................................................................31
   SECTION 9.10           Actions by Noteholders or Certificateholders.....................................................32
   SECTION 9.11           Limitation of Liability of Owner Trustee and Indenture Trustee...................................32
   SECTION 9.12           Savings Clause...................................................................................32
   SECTION 9.13           No Petition......................................................................................33


Schedule A                Schedule of Receivables (listed to indicate DCS Receivables, Ford Credit Receivables and GMAC Receivables)...........................................................................A-1
Schedule B                Location of Receivable Files ...................................................................B-1
Schedule C                List of Receivables Servicers ..................................................................C-1
Schedule D                Certain Representations and Warranties Regarding the Ford Credit Receivables....................D-1
Appendix A                Definitions and Usage..........................................................................AA-1



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     SALE AND SERVICING AGREEMENT, dated as of October 7, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among WHOLE AUTO LOAN TRUST 2003-1 (the "Issuer"), a Delaware statutory trust, BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation (the "Depositor") and BEAR STEARNS ASSET RECEIVABLES CORP., a Delaware corporation, as servicer (in such capacity, the "Servicer").

     WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

     WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                             DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                                TRUST PROPERTY

     SECTION 2.1 Conveyance of Trust Property; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Trust Property. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this
Section 2.1 shall be a sale and not a secured borrowing.

     SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.



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     (i)  Schedule of Receivables. No selection procedures adverse to the
          Securityholders have been used in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

     (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

     (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens and rights of others to the extent created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

     (iv) Additional Representations and Warranties. The Ford Credit Receivables satisfy the representations and warranties set forth in Schedule D hereto.

     SECTION 2.3 Repurchase upon Breach. Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Indenture Trustee shall enforce the obligation of the Depositor under this
Section 2.3 to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in
Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Depositor's representations and warranties pursuant to Section 2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this
Section 2.3. The obligation of the Depositor to repurchase under this Section
2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

     For the avoidance of doubt, nothing in this Section shall preclude the Depositor from enforcing the obligation of Ford Credit under the Receivables Purchase Agreement with Ford Credit, or the Servicer from enforcing the obligation of Ford Credit under the Ford Credit Acknowledgment, to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery of such breach). The Depositor shall remit the



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related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) in the manner specified in Section 4.4; provided, however, that if the Depositor shall have previously remitted the Purchase Amount pursuant to the immediately preceding paragraph, the Depositor shall be entitled to retain for its own account the Purchase Amount collected from Ford Credit. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of Ford Credit's representations and warranties in respect of a Receivable sold by it pursuant to the related Receivables Purchase Agreement shall be Ford Credit's repurchase of such Receivable in accordance with the related Receivables Purchase Agreement.

     Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of (i) DCS's representation and warranties (the "WALT Representations") in respect of the DCS Receivables that were assigned by WALT to the Depositor under the WALT Receivables Purchase Agreement, (ii) DCS's representation and warranties (the "ALFT IV Representations" and, together with the WALT Representations, the "DCS Representations") in respect of the DCS Receivables that were assigned by ALFT IV to the Depositor under the ALFT IV Receivables Purchase Agreement and (iii) GMAC's representations and warranties and CARI's representation and warranties (the "GMAC/CARI Representations") in respect of the GMAC Receivables that were assigned by ALFT II to the Depositor under the ALFT II Receivables Purchase Agreement. The Servicer shall notify DCS, GMAC or CARI, as the case may be, of its repurchase obligation. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Indenture Trustee shall enforce the obligation of DCS, GMAC or CARI, as the case may be, to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery of such breach). The Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) from such purchase shall be remitted in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of any of the DCS Representations or the GMAC/CARI Representations shall be to require DCS, GMAC or CARI, as applicable, to repurchase such Receivables pursuant to this
Section 2.3. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any DCS Receivable or GMAC Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

     SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:



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          (i) The original executed Receivable or, if no such original exists, a copy thereof.

          (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

          (iii) The notice of recorded Lien or such documents that the Servicer or the Depositor shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, evidencing the first priority perfected security interest of the related Seller in the Financed Vehicle.

          (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the related Receivables Servicer shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

     The Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's performance as custodian and shall have no liability in connection with the Servicer's performance of such duties hereunder.

     SECTION 2.5   Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer (or the related Receivables Servicer on its behalf) shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer (or the related Receivables Servicer) exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer (or such Receivables Servicer) services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee in writing any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its (or the related Receivables Servicer's) offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable



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Files and the related accounts, records and computer systems maintained by the
Servicer upon reasonable notice during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Servicer's (or the related Receivables Servicer's) normal operations.

     (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Servicer's normal operations. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

     SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

     SECTION 2.7 Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

     SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of September 1, 2003 and shall continue in full force and effect until terminated pursuant to this
Section 2.8. If Bear Stearns Asset Receivables Corp. shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee or by the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or if no Notes are Outstanding, by holders of Certificates evidencing Percentage Interests aggregating at least 51%), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under
Section 7.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent any Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the foregoing, after any termination of the rights and obligations of the Servicer under this Agreement, each Receivables Servicer, unless the rights and obligations



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of such Receivables Servicer have been terminated pursuant to the terms and conditions of its Receivables Servicing Agreement, shall maintain custody of the related Receivables and the related accounts and records maintained by it pursuant to the applicable Receivables Servicing Agreement(s).

     SECTION 2.9 Representations and Warranties as to the Security Interest of the Issuer in the Receivables. The Depositor makes the following representations and warranties to the Issuer. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

     (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

     (c) Immediately prior to its transfer to the Issuer, the Depositor owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

     (d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder. Each such financing statement will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer and its assigns."

     (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

     (f) The Servicer (or the Receivables Servicers) as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

     Each of the parties hereto agrees that it shall not waive any of the foregoing representations and warranties.



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                                 ARTICLE III

        ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

     SECTION 3.1 Duties of Servicer. The Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer (or the related Receivables Servicer) exercises with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, furnishing (or causing to be furnished) monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section 5.6 of the Trust Agreement. The Servicer shall follow its (or the related Receivables Servicer's) customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby (and each Receivables Servicer pursuant to its Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (the Servicer, in the case of a Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer (or the related Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer (or the related Receivables Servicer). If in any enforcement suit or legal proceeding it shall be held that the Servicer (or the related Receivables Servicer) may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction (or, to the extent permitted in the related Receivables Servicing Agreement, the related Receivables Servicer's expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Servicer (or the related Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 3.2 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer shall enforce the obligations of each Receivables Servicer under the related Receivables Servicing Agreement in all material respects until such Receivables Servicing Agreement has been terminated in accordance with its terms. The Servicer shall not change the amount of, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order, except that the Servicer may permit a



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Receivables Servicer to grant extensions, rebates or adjustments to the extent permitted in the related Receivables Servicing Agreement; provided, however, that the Servicer may extend any Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Servicer with respect to comparable new or used automobile and light-duty truck receivables that it (or the related Receivables Servicer) services for itself, if the maturity of such Receivable will not be extended beyond September 30, 2011. If, as a result of inadvertently rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Servicer shall be obligated to purchase such Receivable pursuant to Section 3.6. For the purpose of such purchases pursuant to Section 3.6, notice shall be deemed to have been received by the Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

     Notwithstanding anything herein to the contrary, the Servicer shall not make any collection, repossession or liquidation efforts after (i) in respect of any Ford Credit Receivables purchased by the Depositor pursuant to the ALFT 2002-1 Receivables Purchase Agreement, September 30, 2009, (ii) in respect of any Ford Credit Receivables purchased by the Depositor pursuant to the Receivables Purchase Agreement with Ford Credit, July 31, 2010, (iii) in respect of any GMAC Receivables purchased by the Depositor pursuant to the ALFT II Receivables Purchase Agreement, August 31, 2011 and (iii) in respect of any DCS Receivables purchased by the Depositor pursuant to the ALFT IV Receivables Purchase Agreement, September 30, 2011.

     SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its (or the related Receivables Servicer's) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall identify any such Defaulted Receivable in writing to the Indenture Trustee no later than the Determination Date following the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such customary standards, policies and procedures as it (or the related Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer into the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or a Seller pursuant to Section 2.3 or is to be purchased by the Servicer pursuant to Section 3.6. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its (or the related Receivables Servicer's) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Servicer hereby agrees that the Receivables Servicer's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Servicer, make any such notation on the related Financed Vehicles' certificate of title or fulfill any such additional administrative requirement of the laws of the state in which such Financed Vehicle is located.

     SECTION 3.5 Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Issuer in the Receivables or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section 3.2. In the event that at the end of the scheduled term of any Receivable the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the last Business Day of the Collection Period immediately preceding the month in which the Class D Final Scheduled Payment Date occurs.

     SECTION 3.6 Purchase of Receivables Upon Breach. (a) The Servicer, the Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.4 or 3.5. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach (which shall include any Receivable as to which a breach of Section 3.5 has occurred) at the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.4 or
3.5 shall be to require the Servicer to purchase Receivables pursuant to this
Section 3.6.

     (b) With respect to all Receivables purchased pursuant to this Section 3.6, the Issuer shall assign to the Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

     SECTION 3.7 Servicer Fees. The Servicer shall be entitled to the Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture.

     SECTION 3.8 Investor Report. On or prior to the Determination Date for each Payment Date, the Servicer shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent and the Indenture Trustee, with a copy to the Rating Agencies, an investor report containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Section 8.2 of the Indenture for the Collection Period preceding the date of such investor report (the "Investor Report") and the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 4.7 hereof and by the Indenture Trustee to the Noteholders pursuant to Section 4.7 hereof and Section 7.4 of the Indenture. Receivables purchased or to be purchased by the Servicer or a Seller shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

     SECTION 3.9 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 31 of each year beginning March 31, 2004, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1.

     SECTION 3.10 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller, the Depositor, the Data Administrator or any Receivables Servicer, to deliver to the Owner Trustee and the Indenture Trustee on or before March 31 of each year beginning March 31, 2004 with respect to the twelve months ended on the immediately preceding December 31 (or such shorter period in the case of the first such report) a report to the effect that such firm has examined the automobile and light-duty truck receivable servicing functions of the Servicer (or the Data Administrator under the Data Administration Agreement or a Receivables Servicer under the related Receivables Servicer Agreement, as applicable) for such period, including the applicable party's procedures and records relating to such party's servicing of the Receivables under this Agreement (or the Data Administration Agreement or the related Receivables Servicing Agreement, as applicable) and that, on the basis of such examination, such firm is of the opinion that the applicable servicing by such party has been conducted during such period in compliance with this Agreement (or the Data Administration Agreement or the related Receivables Servicing Agreement, as applicable) except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such firm's report. In addition, such report shall set forth the procedures performed in conjunction with the examination.

     The report will also indicate that the firm is independent of the Servicer (or the Data Administrator or a Receivables Servicer, as applicable) within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 3.11 Access to Certain Documentation and Information Regarding Receivables. In each case subject to the Servicer's rights to access under the related Receivables Servicing Agreement, the Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer or the respective offices of the Receivables Servicers, as applicable. Nothing in this Section
3.11 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.11.

     SECTION 3.12 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

     SECTION 3.13 Insurance. The Servicer, in accordance with its customary servicing procedures and underwriting standards, or those of the Receivables Servicer pursuant to the related Receivables Servicing Agreement, shall require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable.

     SECTION 3.14 Sarbanes-Oxley Act of 2002. To the extent permitted by applicable law and the rules of the Securities and Exchange Commission as interpreted by the staff of the Securities and Exchange Commission, the Servicer shall furnish to the Depositor in a timely manner for filing under the Securities Exchange Act of 1934, as amended, the certification required by
Section 302 of the Sarbanes-Oxley Act of 2002 in respect of the Issuer. Whether or not such certification may be given by the Servicer, the Servicer hereby indemnifies and holds harmless the Depositor against any loss, liability and damages incurred by the Depositor in respect of any certification furnished by it pursuant to such Section 302 of the Sarbanes-Oxley Act of 2002 to the extent such loss, liability and damages arises out of or is based on such certification relating to information contained in or omitted from any Investor Report.

                                  ARTICLE IV

        DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

     SECTION 4.1 Accounts. (a) Prior to the Closing Date there shall have been established (i) the DCS Deposit Accounts, pursuant to which DCS shall deposit collections on the DCS Receivables, as more specifically described in the DCS Servicing Agreements, (ii) the Ford Credit Deposit Accounts, pursuant to which Ford Credit shall deposit collections on the Ford Credit Receivables, as more specifically described in the Ford Credit Servicing Agreements and
(iii) a GMAC Deposit Account, pursuant to which GMAC shall deposit collections on the GMAC Receivables, as more specifically described in the GMAC Servicing Agreement. Each of the forgoing deposit accounts were established and shall initially be maintained with the Depository Institution. Pursuant to the Data Administration Agreement, on or prior to each Payment Date, the Data Administrator shall instruct the Depository Institution to withdraw from each such deposit account for deposit into the Collection Account the Available Collections for the related Collection Period. All monies owned by the Trust deposited from time to time in the foregoing deposit accounts shall be held by the Depository Institution for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property; provided, however, that all monies owned by third parties deposited from time to time in the foregoing deposit accounts shall not be so held and shall not be available for deposit into the Collection Account and shall not be available to make payments in respect of the Notes or the Certificates.

     (b) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "JPMorgan Chase Bank, as Indenture Trustee and as secured party from Whole Auto Loan Trust 2003-1", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer and/or Depository Institution may make deposits to, and the Indenture Trustee may (following written instruction of the Data Administrator or the Servicer) make withdrawals from, the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

     All amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the depository institution or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment
Date) for the

Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Issuer's assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

     (c) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

     (d) The Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "Whole Auto Loan Trust 2003-1 Certificate Distribution Account", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Owner Trustee. The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

     SECTION 4.2 Collections. (a) DCS is obligated, subject to the terms of the DCS Servicing Agreements, to remit to the DCS Deposit Accounts (i) all payments by or on behalf of the Obligors on the DCS Receivables (but excluding Purchased Receivables) and (ii) all Liquidation Proceeds in respect of the DCS Receivables, both as collected during the Collection Period, within two Business Days of receipt thereof.

     (b) Ford Credit is obligated, subject to the terms of the Ford Credit Servicing Agreements, to remit to the Ford Credit Deposit Accounts (i) all payments by or on behalf of the Obligors (but excluding payments in respect of Purchased Receivables), (ii) all amounts received from whatever source representing payment of the Deferred Repurchase Amount (as defined in the Ford Credit Servicing Agreements) for any Liquidated Receivables and (iii) partial prepayments representing any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment that causes a reduction in the Obligor's periodic payment to an amount below the scheduled payment as described in the Ford Credit Servicing

Agreements, all as collected during the Collection Period, within two Business Days of receipt thereof.

     (c) GMAC is obligated, subject to the terms of the GMAC Servicing Agreement, to remit to the GMAC Deposit Account (i) all payments by or on behalf of the Obligors (but excluding payments in respect of Purchased Receivables), (ii) all Liquidation Proceeds received with respect to the GMAC Receivables (other than Purchased Receivables) and (iii) the Administrative Purchase Payments or Warranty Payments (each as defined in the GMAC Servicing Agreement) received with respect to each GMAC Receivable that became an Administrative Receivable or Warranty Receivable (each as defined in the GMAC Servicing Agreement) on such date or during such Collection Period pursuant to the GMAC Servicing Agreement.

     (d) Notwithstanding the provisions of Sections 4.2(b) and (c) above, each of Ford Credit and GMAC shall be permitted to remit the collections described above received during a Collection Period to such deposit account on the Business Day preceding the related Payment Date but only for so long as the Monthly Remittance Condition (as defined in the related Receivables Servicing Agreement) is satisfied. Unless the Rating Agency Condition has been satisfied, the Servicer shall not consent to monthly remittances by Ford Credit or GMAC under the related Receivables Servicing Agreement. The Owner Trustee or the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance in the definition of Monthly Remittance Condition that would require remittance by a Receivables Servicer to such deposit account within two Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received written notice of such event or circumstance from the Servicer in an Officer's Certificate, or from the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding, or from the holders of Certificates evidencing Percentage Interests aggregating at least 51%, or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

     SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the related Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Servicer, the customary practice of the Servicer.

     SECTION 4.4 Additional Deposits. The Depositor and the Servicer shall deposit in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date related to such Collection Period.

     SECTION 4.5 Distributions. On each Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Investor Report delivered on or before the related Determination Date pursuant to Section 3.8), to make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Collections for such Payment Date, in the manner and order of priority set forth in
Section 8.2 of the Indenture.

     SECTION 4.6 Net Deposits. Remittances pursuant to Sections 4.2 and 4.4 above may be made net of the Aggregate Servicing Fee. Nonetheless, the Servicer shall account for all of the above described remittances and distributions in the Investor Report as if the amounts were deposited and/or transferred separately.

     SECTION 4.7 Statements to Noteholders and Certificateholders. On the later of (a) the 12th day of each month, or if such day is not a Business Day, the next succeeding Business Day or (b) two Business Days prior to each Payment Date, the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies and each Note Paying Agent) for the Indenture Trustee to make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date the Investor Report, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

          (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

          (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

          (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

          (v) the amounts of the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall, the Class C Noteholders' Interest Carryover Shortfall and the Class D Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

          (vi) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes;

          (vii) the amount of any previously due and unpaid payment of principal of each Class of Notes, and the change in such amount from that of the prior Payment Date;

          (viii) Annualized Average Monthly Loss Rate;

          (ix) the aggregate Purchase Amount of Receivables repurchased by the Depositor or a Seller or purchased by the Servicer, if any, with respect to the related Collection Period;

          (x) the aggregate amount of Defaulted Receivables; and

          (xi) the aggregate Collections for the related Collection Period.

     In addition, such statements may be posted by the Indenture Trustee on its website at www.jpmorgan.com/absmbs.

     Each amount set forth on the Payment Date statement pursuant to clauses
(i), (ii), (iv), (v) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

                                  ARTICLE V

                                 THE DEPOSITOR

     SECTION 5.1 Representations, Warranties and Covenants of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (i) Organization and Good Standing. The Depositor is a duly formed, validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

     (ii) Power and Authority. The Depositor has all corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited, with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

     (iii) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

     SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

     (a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

     (b) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated,

(ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies, the Owner Trustee and the Indenture Trustee.

     SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

     SECTION 5.6 Depositor Certificate of Incorporation. The Depositor shall not amend its certificate of incorporation unless the Rating Agency Condition is satisfied.

                                  ARTICLE VI

                                 THE SERVICER

     SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the
Indenture:

     (a) Organization and Good Standing. The Servicer is a duly formed, validly existing and in good standing under the law of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

     (b) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Servicer by all necessary corporate action.

     (c) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of the Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Securities.

     (f) Fidelity Bond. The Servicer maintains a fidelity bond in such form and amount as is customary for servicers acting as custodian of funds and documents in respect of retail automotive installment sales contracts and loans.

     SECTION 6.2 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

     (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the
Certificateholders, the Depositor, the Administrator and the Data
Administrator from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

     (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or state income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

     (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

     (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against any and all expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.9 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or
(iii) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

     (e) Indemnification under this Section 6.2 by Bear Stearns Asset Receivables Corp. (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section
6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by The Bear Stearns Companies Inc., which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies and the Indenture Trustee.

     SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of its obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Servicer have been made.

     (c) The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee and the Indenture Trustee have been made.

     SECTION 6.5 Subservicing and Delegation of Duties. The Servicer may engage a subservicer to perform some or all of its duties hereunder and may at any time perform specific duties as servicer under this Agreement through sub-contractors; provided that no such subservicing, delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties, as to all of which the Servicer shall remain primarily responsible and the Servicer shall be solely responsible for the fees of any such subservicers and sub-contractors.

     Without limiting the generality of the preceding paragraph, the Servicer has engaged Ford Credit under the Ford Credit Receivables Servicing Agreements, GMAC under the GMAC Receivables Servicing Agreement, DCS under the DCS Receivables Servicing Agreements and the Data Administrator under the Data Administration Agreement. The Servicer shall promptly notify each Rating Agency of any material amendment to any Receivables Servicing Agreement. The Issuer and the Servicer shall permit Ford Credit to repurchase Liquidated Receivables (as defined in each Ford Credit Receivables Servicing Agreement) under Section 3.8 of each Ford Credit Receivables Servicing Agreement in return for the Deferred Repurchase Amount (as defined in each Ford Credit Servicing Agreement).

     SECTION 6.6 Servicer Not to Resign as Servicer; Resignation and Termination of Receivables Servicers. (a) Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2.

     (b) The Servicer may terminate its Receivables Servicing Agreement with any Receivables Servicer upon the terms and conditions set forth in such agreement. Notwithstanding the foregoing, to the extent that a Receivables Servicing Agreement permits the related Receivables Servicer to resign with the express written consent of the Depositor, the Depositor and Servicer hereby agree that they will not grant such consent unless the Rating Agency Condition is satisfied.

     SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                 ARTICLE VII

                             SERVICING TERMINATION

     SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

          (i) Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

          (ii) Failure on the part of the Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
     (1) to the Servicer by the Owner Trustee or the Indenture Trustee or (2) to the Owner Trustee, the Indenture Trustee and the Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes or, if no Notes are outstanding, by holders of Certificates evidencing Percentage Interests aggregating at least 25%; or

          (iii) So long as a depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, The Bear Stearns Companies Inc. (or its successor in interest) in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty
     (60) consecutive days; or

          (iv) So long as a depository institution is not the Servicer, the consent by the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, The Bear Stearns Companies Inc. (or its successor in interest) to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer (or The Bear Stearns Companies Inc. (or its successor in interest), as applicable) of or relating to substantially all of its property; or the Servicer or, if Bear Stearns Asset Receivables Corp. is the Servicer, The Bear Stearns Companies Inc. (or its successor in interest) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Certificates evidencing Percentage Interests aggregating at least 25%), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders and in each case with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under
Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

     (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

     (c) Upon termination of the Servicer under Section 7.1(a), the Successor Servicer, by acceptance of its appointment, agrees that it will service the DCS Receivables, the Ford Credit Receivables and the GMAC Receivables through their respective Receivables Servicing Agreements, unless the applicable Receivables Servicing Agreement has been terminated pursuant to the terms and conditions set forth therein.

     SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

     (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Servicer to perform such responsibilities or duties that are caused by the predecessor Servicer's failure to provide information or monies required hereunder shall not be considered a default by such Successor Servicer and (ii) such Successor Servicer shall have no liability for actions, inactions or representations of the predecessor Servicer.

     (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall the Indenture Trustee, should it be appointed Successor Servicer, be required to purchase any Receivable pursuant to Section 3.6 herein or otherwise or indemnify the Issuer, the Owner Trustee, the Noteholders, the Certificateholders, the Depositor or any other Person pursuant to Sections 3.13.

     SECTION 7.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

     SECTION 7.4 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Notes (or, if no Notes are outstanding, holders of Certificates evidencing Percentage Interests aggregating at least 51%) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Event of Servicing Termination or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.1 Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase Percentage, the Servicer shall have the option to purchase the Trust Property from the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.4 in the Collection Account an amount equal to the lesser of (i) the aggregate Purchase Amount for the Receivables and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this
Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV. The purchase of the Trust Property pursuant to this Section shall not be permitted unless the Servicer provides to the Indenture Trustee and the Owner Trustee an Opinion of Counsel in form reasonably satisfactory to the Indenture Trustee and the Owner Trustee to the effect that such purchase will not constitute a fraudulent transfer of assets of the Servicer under applicable state and federal law; provided that this sentence may be deleted or modified with the consent of Moody's and without the consent of any Securityholder, the Indenture Trustee or the Owner Trustee. The Servicer or the Issuer shall furnish written notice of the Servicer's election to exercise such option to the Indenture Trustee and the Rating Agencies at least 10 days', but not more than 30 days', prior to the Payment Date on which such purchase shall occur (and the Indenture Trustee shall promptly furnish such notice to the Noteholders).

     SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with
Section 4.5.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     SECTION 9.1 Amendment. (a) This Agreement may be amended by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement that may be inconsistent with any other provision of this Agreement, the Prospectus Supplement or the Prospectus or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by either (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, together with an Officer's Certificate of the Servicer delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing Percentage Interests aggregating at least 51% Balance (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or any Certificate Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby.

     (c) Prior to the execution of any such amendment the Servicer will provide written notification of the substance of such amendment to each Rating Agency.

     (d) Promptly after the execution of any such amendment, the Servicer shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and each Rating Agency. The Owner Trustee shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section
9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) None of the Depositor or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 10 days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Depositor and the Servicer shall give the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

     (f) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Depositor, the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours at the Servicer's expense to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Investor Reports furnished before such request indicating removal of Receivables from the Trust.

     (i)  The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

          (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest; and

          (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been filed that are necessary fully to perfect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to perfect such interest.

     Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 9.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 383 Madison Avenue, New York, New York 10179, facsimile (212) 272-0979 Attention: Patricia Jehle, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Depositor, at 383 Madison Avenue, New York, New York 10179, facsimile (212) 272-0979, Attention:
Brant Brooks, (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (e) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,
(f) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and (g) in the case of Fitch, Inc., at the following address:

Fitch, Inc., One State Street Plaza, New York, New York 10004. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

     SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

     SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer unless (i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding and the holders of Certificates evidencing Percentage Interests aggregating at least 51% consent thereto. Any transfer or assignment with respect to the Servicer of all its rights, obligations and duties will not become effective until a successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

     SECTION 9.7 Further Assurances. The Depositor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement.

     SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this
Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

     SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

     (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

     SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement. For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Servicer), the Indenture Trustee shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 9.12 Savings Clause. It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Depositor to the Issuer. However, in the event that such transfer is deemed to be a transfer for security, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Property, whether now owned or existing or hereafter acquired or arising, and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of New
York) and all other rights
and property transferred hereunder to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law. The Depositor hereby authorizes the Issuer or its agents to file such financing statements and continuation statements as the Issuer may deem advisable in connection with the security interest granted by the Depositor pursuant to the preceding sentence.

     SECTION 9.13 No Petition. The Servicer, by entering into this Agreement, hereby covenants and agrees that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, it will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

     IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   WHOLE AUTO LOAN TRUST 2003-1,
                                   as Issuer


                                   By:  WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee


                                        By:   /s/ Janel R. Havrilla
                                           -----------------------------------
                                        Name:   Janel R. Havrilla
                                        Title:  Financial Services Officer


                                   BEAR STEARNS ASSET RECEIVABLES CORP.,
                                   as Servicer


                                   By:    /s/ Brant Brooks
                                       --------------------------------------
                                   Name:   Brant Brooks
                                   Title:  Senior Vice President


                                   BEAR STEARNS ASSET BACKED FUNDING II INC., as Depositor


                                   By:    /s/ Brant Brooks
                                       --------------------------------------
                                   Name:   Brant Brooks
                                   Title:  Senior Vice President

Accepted and agreed:

JPMorgan Chase Bank,
     not in its individual capacity
     but solely as Indenture Trustee

By:
     --------------------------------------
     Name:
     Title:

Wilmington Trust Company
     not in its individual capacity
     but solely as Owner Trustee

By:
     --------------------------------------
     Name:
     Title:

                                  SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                     [On File with the Indenture Trustee]


     1.   List of DCS Receivables

     2.   List of Ford Credit Receivables

     3.   List of GMAC Receivables

                                  SCHEDULE B

                         Location of Receivable Files


1.   DCS Receivables

     A.   3433 Progress Drive, Bensalem PA 19020.
     B.   1202 Avenue R, Grand Prairie, TX 75050.


2.   Ford Credit Receivables

     A.   Security Archives, 5022 Harding Place, Nashville, TN 37211
     B.   MSX International, Inc., 1426 Pacific Drive, Auburn Hills, MI 48326
     C.   Iron Mountain Records Management, 23475 Eickler Street, Haywood, CA
          94545


3.   GMAC Receivables

     Commercial Services Group, PO Box 251329, Plano, TX 75025-1329
     Anchorage, 3601 "C" Street, Suite 216, Anchorage, AK 99503
     Birmingham, 600 Corporate Parkway, Suite 100, Birmingham, AL 35242 Montgomery, 537 Interstate Park Drive, Suite 537, Montgomery, AL 36109 Birmingham, 600 Corporate Parkway, Suite 100, Birmingham, AL 35242 Phoenix, 9630 N 25 Avenue, Suite 214, Phoenix, AZ 85021
     Arizona, 9630 N 25th Ave., Suite 214, Phoenix, AZ 85021
     Phoenix Admin. Ctr, 2902 West Agua Fria Freeway, Suite 1095, Phoenix, AZ
          85027
     San  Jose, 2105 South Bascom Ave., Suite 210, Campbell, CA 95008
     Los  Angeles, 1520 S. Bridge Gate Drive, Suite 200, Diamond Bar, CA
          91765-3912
     San  Diego, 5675 Ruffin Road, Suite 100A, San Diego, CA 92123
     Fresno, 7108 North Fresno Ave, Suite 300, Fresno, CA 93720
     Sacramento Comm. Lending, 1620 E. Roseville Parkway, Suite 200,
          Roseville, CA 95661
     Sacramento, 1620 E. Roseville Parkway, Suite 200, Roseville, CA 95661
     San  Bernardino, 650 E Hospitality Lane, Suite 560, San Bernardino, CA
          92408
     Bakersfield, 4900 California Ave, Suite 400, Bakersfield, CA 93309 Stockton, 3158 Auto Center Circle, Suite G, Stockton, CA 95212
     Thousand Oaks, 515 Marin Street, Suite 116, Thousand Oaks, CA 91360
     La   Palma, 1 Centerpoint Drive, Suite 430, La Palma, CA 90622
     Corona, 2280 Wardlow Circle, #255, Corona, CA 92880
     Pasadena, 1520 S. Bridge Gate Dr., Suite 200, Diamond Bar, CA 91765 Newark, 2527 Camino Ramon, Suite 350, San Ramon, CA 94583
     Concord, 2527 Camino Ramon, Suite 350, San Ramon, CA 94583
     Los  Angeles, 2120 Park Place, Suite 104, El Segundo, CA 90245
     Denver, 8055 East Tufts Ave., Suite 300, Denver, CO 80237
     Denver North, 13772 Denver West Parkway, Suite 250, Golden, CO 80401 Colorado Springs, 5575 Tech Center Drive, Suite 116, Colorado Springs, CO
          80919

     Denver, 13772 Denver West Parkway, Suite 200, Golden, CO 80401
     New  London, 75 Eugene O'Neill Drive, New London, CT 06320
     Hartford, 500 Enterprise Drive, Rocky Hill, CT 06067
     Glastonbury, 500 Enterprise Drive, Rocky Hill, CT 06067
     Hartford Dlr. Serv. Ctr., 500 Enterprise Drive, Rocky Hill, CT 06067 Jacksonville, 8375 Dix Ellis Trail, Suite 200, Jacksonville, FL 32256 Tampa, 4301 Anchor Plaza Parkway, Suite 420, Tampa, FL 33634
     Pensacola, 5401 Corporate Woods Drive, Suite 900, Pensacola, F 32504
     West Palm Beach, 621 NW 53rd Street, Suite 400, Boca Raton, FL 33487 Orlando, 11315 Corporate Blvd., Suite 219, Orlando, FL 32817
     Fort Myers, 4415 Metro Parkway, Suite 300, Fort Myers, FL 33916
     Ft Lauderdale-Miami, 621 NW 53rd Street, Suite 400, Boca Raton, FL 33487 Orlando, 11315 Corporate Blvd., Suite 219, Orlando, FL 32817 Jacksonville, 8375 Dix Ellis Trail, Suite 200, Jacksonville, FL 32256 AccuTel Document Center, 989 E. Memorial Blvd., Lakeland, FL 33801 Jacksonville Dlr Serv Ctr, 8375 Dix Ellis Trail, Suite 200, Jacksonville,
          FL 32256
     Atlanta North, 3885 Crestwood Parkway, Suite 400, Duluth, GA 30096 Savannah, 6001 Chatham Center Drive, Suite 270, Savannah, GA 31405 Atlanta, 3885 Crestwood Parkway, Suite 400, Duluth, GA 30096
     Atlanta South, 3885 Crestwood Parkway, Suite 400, Duluth, GA 30096 Atlanta Admin. Center, 100 Galleria Parkway, Suite 300, Atlanta, GA 30339 Atlanta Dealer Srv Ctr, 3885 Crestwood Parkway, Suite 400, Duluth, GA
          30096
     Atlanta, 3885 Crestwood Parkway, Suite 530, Duluth, GA 30096
     Honolulu, 1357 Kapiolani Blvd, Suite 800, Honolulu, HI 96814
     Des Moines, 1401 50th St., Suite 370, West Des Moines, IA 50266
     Sioux Falls, 4500 Westown Parkway, Suite 300, West Des Moines, IA 50266 Des Moines, 1401 50th St., Suite 370, West Des Moines, IA 50266
     Boise, 1161 W River Street, Suite 300, Boise, ID, 83702
     Decatur IL 101 S. Main Street, Suite 400, Decatur, IL 62523
     Chicago, 15303 South 94th Ave., Orland Park, IL 60462
     Oak Brook, 15303 South 94th Ave., Orland Park, IL 60462
     Lincolnshire, 15303 South 94th Ave., Orland Park, IL 60462
     Crystal Lake, 206 Janet Dr., Crystal Lake, IL 60042
     Orland Park, 15303 South 94th Avenue, Orland Park, IL 60462
     Moline, 1515 5th Avenue, Suite 106, Moline, IL 61265
     Chicago, 1800 South Springer Drive, Lombard, IL 60148
     Indianapolis, 5975 Castle Creek Parkway, North Drive Suite 200,
          Indianapolis, IN 46250-4345
     Merrillville, 5975 Castle Creek Parkway, Suite 200, Indianapolis, IN
          46250
     Terre Haute, 5975 Castle Creek Parkway, North Drive Suite 200,
          Indianapolis, IN 46250
     Indianapolis North, 5975 Castle Creek Parkway, Suite 200, Indianapolis,
          IN 46250
     Indianapolis, 5975 Castle Creek Parkway, Suite 200, Indianapolis, IN
          46250
     Overland Park, 13220 Metcalf, Suite 380, Overland Park, KS 66213
     AccuTel, Inc, 9111 East Douglas, Suite 200-B, Wichita, KS 67207 Louisville, 9100 Shelbyville Rd., Suite 235, Louisville, KY 40222
     New  Orleans, 111 Veterans Blvd., Suite 1530, Metairie, LA 70004-0007

     Quincy, 100 Foxboro Boulevard, Foxborough, MA, 02035-9164
     Baltimore, 8840 Stanford Boulevard, Suite 3000, Columbia, MD 21045 Salisbury, 213 W. Main St, Suite 302, Salisbury, MD 21801
     Rockville, 1395 Piccard Drive, Suite 260, Rockville, MD 20850
     Baltimore, 8840 Stanford Blvd., Suite 3000, Columbia, MD 21045
     Detroit Northwest, 20700 Civic Center Drive, Suite 400, Southfield, MI
          48076
     Grand Rapids, 5989 Tahoe Drive S.E., Grand Rapids, MI 49546
     Flint, 5400 Gateway Centre, Flint, MI 48507
     Lansing, 4660 S. Hagadorn, Suite 400, Lansing, MI 48823
     Saginaw, 3200 Cabaret Trail, Suite D, Saginaw, MI 48603
     Traverse City, 10850 Traverse Highway, 2nd Floor - Suite 2201, Traverse
          City, MI 49684
     Detroit, 20700 Civic Center Drive, Suite 400, Southfield, MI 48076 Detroit, 17177 Laurel Park Drive N., Suite 233, Second Floor, Livonia, MI
          48152
     Troy, Northridge Plaza Two, 5700 Crooks Road, Suite 301, Troy, MI 48098 Detroit East, 20700 Civic Center Drive, Suite 400, Southfield, MI 48076 Detroit Northeast, 20700 Civic Center Drive, Suite 400, Southfield, MI
          48076
     Detroit Southwest, 20700 Civic Center Drive, Suite 400, Southfield, MI
          48076
     Detroit West, 20700 Civic Center Drive, Suite 400, Southfield, MI 48076 Flint, 5409 Gateway Centre, Suite E, Flint, MI 48507
     Davison, 5409 Gateway Centre, Suite E, Flint, MI 48507
     Detroit Admin. Center, 900 N. Squirrel Road, Auburn Hills, MI 48326-2730 Minneapolis, 3500 West 80th Street, Suite 300, Minneapolis, MN 55431 Fargo (Liquidating Br.), 3500 West 80th Street, Suite 300, Minneapolis MN
          55431
     Roseville, MN, 3500 West 80th Street, Suite 300, Bloomington, MN,
          55431-4433
     Bloomington, 3500 West 80th Street, Suite 300, Bloomington, MN 55431-4433 St. Cloud, 3500 West 80th Street, Suite 300, Bloomington, MN 55431-4433 St. Louis Comm. Lending, 14567 North Outer Forty Road, Chesterfield, MO
          63017
     St. Louis Acquis. Ctr., 14567 North Outer Forty Road, Suite 400,
          Chesterfield, MO 63017
     St. Louis Dealer Service, 14567 North Outer Forty Road, Suite 400,
          Chesterfield, MO 63017
     Billings, 490 N. 31st Street, Suite 200, Billings, MT 59101
     Charlotte, 3420 Toringdon Way, Suite 400, Charlotte, NC 28277
     Raleigh, 5510 Six Forks Road, Suite 360, Raleigh, NC 27609-3676 Greensboro, 1801 Stanley Rd, Suite 220, Greensboro, NC 27407
     Wilmington NC, 2528 Independence Blvd., Suite 102, Wilmington, NC 28412 Charlotte, 6100 Fairview Rd., Suite 100, Charlotte, NC 28210
     Charlotte, 2701 Westport Road, Charlotte, NC 28208
     Charlotte Dealer Serv Ctr, 3420 Toringdon Way, Suite 340, Charlotte, NC
          28277
     Fargo, 1535 42nd Street South, Suite 400, Fargo, ND 58103
     Omaha, 11605 Miracle Hills Drive, Suite 302, Omaha, NE 68154
     Manchester NH, 6 Bedford Farms, Bedford, NH 03110
     Bedford, 6 Bedford Farms, Bedford, NH, 03110
     Manchester Dlr Serv Ctr, 6 Bedford Farms, Bedford, NH 03062
     East Hanover, 120 Eagle Rock Avenue, Building #4 Suite 300, East Hanover,
          NJ 07936

     East Hanover North, 120 Eagle Rock Avenue, Suite 300, East Hanover, NJ
          07936
     East Hanover South, 120 Eagle Rock Avenue, Suite 300, East Hanover, NJ
          07936
     Albuquerque, 6565 Americas Parkway NE, Two Park Square Building, Suite
          300, Albuquerque, NM 87110
     Las Vegas, 3773 Howard Hughes Parkway, Suite 310 N, Las Vegas, NV 89109 Garden City West, EAB Plaza, West Tower - 4th Floor, Uniondale, NY 11556 Rochester, 175 Corporate Woods, Suite 300, Rochester, NY 14623
     Garden City, West Tower EAB Plaza 4th Floor, Uniondale, NY 11556-0118 Rochester, 175 Corporate Woods, Suite 300, Rochester, NY 14692
     Garden City East, EAB Plaza, West Tower - 4th Floor, Uniondale, NY 11556 Newburgh, Blake Building, 265 Rt 17 K, Suite 1001, Newburgh, NY 12550 Garden City, EAB Plaza, West Tower - 4th Floor, Uniondale, NY 11556-0118 Cleveland, 25000 Country Club Blvd., Suite 340, North Olmsted, OH 44070 Dayton, 7777 Washington Village Dr, Suite 305, Dayton, OH 45459 Cincinnati, 8790 Governors Hill, Suite 304, Cincinnati, OH 45249 Youngstown, 3731 Boardman-Canfield Rd, Canfield, OH 44406
     Columbus, 8101 N High Street, Suite 200, Columbus, OH 43235
     Toledo, 1745 Indian Wood Circle, Suite 120, Maumee, OH 43537
     North Canton, 4883 Dressler Rd NW, Suite 300, North Canton, OH 44718 Cincinnati, 8790 Governors Hill, Suite 304, Cincinnati, OH 45249 Cleveland, 25000 Country Club Blvd., Suite 340, North Olmsted OH 44070 Columbus, 8101 N High Street, Suite 200, Columbus, OH 43235
     Toledo, 1745 Indian Wood Circle, Suite 120, Maumee, OH 43537
     Dayton, 7777 Washington Village Dr, Suite 305, Dayton, OH 45459 Youngstown, 3731 Boardman-Canfield Rd, Canfield, OH 44406
     North Canton, 4883 Dressler Rd NW, Suite 300, North Canton, OH 44718 Columbus, 8101 N. High St, Suite 200, Columbus, OH 43235
     Cleveland, 25000 Country Club Blvd., Suite 340, North Olmsted, OH 44070 Cleveland, 25000 Country Club Blvd., Suite 340, North Olmsted, OH 44070 Columbus, 8101 N. High Street, Suite 200, Columbus, OH 43235
     Oklahoma City, 50 Penn Place, Suite 930, 1900 North West Expressway,
          Oklahoma City, OK 73118
     Portland OR, 5335 S. W. Meadows Road, Suite 430, Lake Oswego, OR 97035 AccuTel, Inc., 300 Country Club Drive, Suite 111, Eugene, OR 97401 Pittsburgh, 3104 Unionville Rd., Suite #200, Cranberry Twp., PA 16066 Philadelphia, 555 Business Center Drive, Horsham, PA 19044
     Harrisburg, Commerce Park, 2405 Park Drive, Suite 207, Harrisburg, PA
          17110-9315
     Mt. Laurel, 555 Business Center Drive, Horsham, PA 19044
     Philadelphia, 555 Business Center Drive, Horsham, PA 19044
     Allentown, 555 Business Center Drive, Horsham, PA 19044
     Pittsburgh Sales Branch, 3104 Unionville Rd., Suite 200, Cranberry Twp.,
          PA 16066
     Pittsburgh Dlr Serv Ctr, 3104 Unionville Rd., Suite 200, Cranberry Twp.,
          PA 16066
     Greenville, SC 300 Executive Center Drive, Suite 201, Greenville, SC
          29615
     Nashville, 214 Centerview Drive, Suite 300, Brentwood, TN 37027 Knoxville, 408 N. Cedar Bluff Road, Suite 440, Knoxville, TN 37923 Memphis, 8245 Tournament Drive, Suite 270, Memphis, TN 38119

     Brentwood, 214 Centerview Drive, Suite 300, Brentwood, TN 37027
     AccuTel, Inc., 2420 Cherahala Blvd., Suite 100, Knoxville, TN 37932 Dallas Commercial Lending, 1301 W. George Bush Highway, Suite 120,
          Richardson, TX 75080
     South Central Ops., 3905 Dallas Parkway, Suite 200, Plano, TX 75093 Houston Commer. Lending, 11757 Katy Freeway, Suite 1200, Houston, TX
          77079
     Houston, 2525 Southshore Blvd., Suite 300, League City, TX 77573
     Dallas, 6500 W. Freeway, Suite 1000, Ft. Worth, TX 76116
     Dallas, 1301 W. George Bush Highway, Suite 120, Richardson, TX 75080 Houston, 11757 Katy Freeway, Suite 1200, Houston, TX 77079
     San Antonio, 100 Northeast Loop 410, Suite 1450, San Antonio, TX 78216 Dallas, 2220 Chemsearch Blvd., Suite 120, Irving, TX 75062
     AccuTel Admin. Serv. Inc., 600 North Marienfeld, Suite 700, Midland, TX
          79701
     Dallas Administration Ctr, 3905 Dallas Parkway, Suite 200, Plano, TX
          75093
     AccuTel Remarketing Ctr, 600 N. Marienfeld Street, Suite 600, Midland, TX
          79701
     Oklahoma Cty-St Louis, 3905 Dallas Parkway, Suite 200, Plano, TX 75093 Lubbock-St. Louis, 3905 Dallas Parkway, Suite 200, Plano, TX 75093
     Dallas Dealer Service Ctr, 3905 Dallas Parkway, Suite 200, Plano, TX
          75093
     CSG South East, 1301 W. George Bush Highway, Suite 140, Richardson, TX
          75080
     CSG North East, 1301 W. George Bush Highway, Suite 140, Richardson, TX
          75080
     Dallas, 1301 W. George Bush Highway, Suite 200, Richardson, TX 75080
     CSG WEST, 1301 W. George Bush Highway, Suite 140, Richardson, TX 75080 CSG North Central, 1301 W. George Bush Highway, Suite 140, Richardson, TX
          75080
     CSG South Central, 1301 W. George Bush Highway, Suite 140, Richardson, TX
          75080
     Salt Lake City, 4001 South 700 East, Suite 600, Salt Lake City, UT 84107 Greenville, NC, 10800 Midlothian Turnpike, Suite 301, Richmond, VA 23235 Fairfax, 3040 Williams Drive, Suite 403, Fairfax, VA 22031
     Richmond, 10800 Midlothian Turnpike, Suite 301, Richmond, VA 23235 Seattle, 10500 NE 8th Street, Suite 300, Bellevue, WA 98004
     Spokane, 316 W. Boone Ave., Suite 360, Spokane, WA 99206
     Seattle, 13810 SE Eastgate Way, #200, Bellevue, WA 98005-4400
     Milwaukee WI 200 Executive Drive, Suite 201, Brookfield, WI 53005-4216 Green Bay, 3091 Voyager Drive, Suite "B", Green Bay, WI 54313
     Madison WI 1424 N. High Point Rd., Suite 100, Middleton, WI 53562
     Duluth MN, 1505 E. 10th Street, Superior, WI 54880
     Milwaukee, 200 S. Executive Drive, Suite 201, Brookfield, WI 53005-4216 Teays WV 108 Liberty Square, Teays, WV 25569
     PDP Group, Inc., Executive Plaza IV, 11350 McCormick Road, Hunt Valley,
          MD 21031

                                  SCHEDULE C

                         List of Receivables Servicers



1.   DaimlerChrysler Services North America LLC

2.   Ford Motor Credit Company

3.   General Motors Acceptance Corporation

                                  SCHEDULE D


      The Depositor makes the following representations and warranties with respect to the Ford Credit Receivables, on which the Issuer relies in purchasing such Receivables and pledging the same to the Indenture Trustee. Unless otherwise indicated, such representations and warranties speak as of the Closing Date. For purposes of this Schedule D, "2003 Receivable" means a Ford Credit Receivable that was purchased by the Depositor pursuant to the Purchase and Sale Agreement, dated as of September 1, 2003, between Ford Credit, as seller, and the Depositor, as purchaser, and "2002 Receivable" means a Ford Credit Receivable that was purchased by the Depositor from ALFT 2002-1 pursuant to the ALFT 2002-1 Receivables Purchase Agreement.

      Capitalized terms used and not defined herein have the meaning(s) ascribed thereto in the Ford Credit Servicing Agreement.

     i.   Each Ford Credit Receivable:

          (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing dealer agreement with the Seller, has been validly assigned by such Dealer to the Seller;

          (b) creates or has created a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest is assignable by Ford Credit to the Depositor;

          (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for the realization against the collateral of the benefits of the security;

          (d) provides for level monthly payments (provided that the last payment may be different but in no event more than twice the amount of the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate;

          (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance; and

          (f)  is a Simple Interest Receivable.

     ii. Schedule of Receivables. The information contained in the Schedule of Receivables is true and correct in all material respects as of the Cut-off Date. No selection procedures believed to be adverse to the Depositor have been utilized in selecting the Receivables from those receivables that meet the criteria contained herein.

     iii. Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation:

          (a)  usury laws;

          (b)  the Federal Truth-in-Lending Act;

          (c)  the Equal Credit Opportunity Act;

          (d)  the Fair Credit Reporting Act;

          (e)  the Fair Debt Collection Practices Act;

          (f)  the Federal Trade Commission Act;

          (g)  the Magnuson-Moss Warranty Act;

          (h)  the Federal Reserve Board's Regulations B and Z;

          (i) State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code; and

          (j) other applicable consumer credit laws and equal credit opportunity and disclosure laws.

     iv. Binding Obligation. Each Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

     v. No Government Obligor. None of the Receivables is due from the United States of America or any State, or from any agency, department, or instrumentality of the United States of America or any State or political subdivision thereof.

     vi. Security Interest in Financed Vehicle. Immediately prior to the sale hereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party.

     vii. Receivables in Force. As of the Cut-off Date, no receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

     viii. No Waiver. No provision of a Receivable has been waived.

     ix. No Defenses. The Receivables will not be subject to any right of rescission, set-off, counterclaim, or defense.

     x. No Liens. To the Depositor's best knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

     xi. No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Cut-off Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred as of the Cut-off Date; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen as of the Cut-off Date; and Ford Credit has not waived any of the foregoing.

     xii. Insurance. With respect to each Receivable, Ford Credit in accordance with its customary standards, policies and procedures, has determined that, as of the date of origination, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

     xiii. Title. It is the intention of the Depositor that the sale contemplated by this Agreement will constitute an absolute sale and that the beneficial interest in and title to the Receivables not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by the Depositor under any bankruptcy law. The Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables to any Person other than the Issuer. Immediately prior to the sale and transfer herein contemplated, the Depositor had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale of Receivables has been perfected under the UCC. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statements relating to the security interest granted to the Issuer hereunder or that has been terminated.

     xiv. Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale of such Receivable under this Agreement would be unlawful, void, or voidable. Ford Credit has not entered into any agreement with any Obligor that prohibits, restricts or conditions the sale of any portion of the Receivables.

     xv. All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables will be made within 10 days of the Closing Date.

     xvi. Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

     xvii. One Original. There is only one original executed copy of each Receivable. The Servicer, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than Ford Credit. All financing statements filed or to be filed against the Depositor in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

     xviii. No Notice of Bankruptcy. The Depositor has not received actual notice that as of the Cut-off Date any Obligor is a debtor in a bankruptcy proceeding.

     xix. Origination. Each 2002 Receivable has an origination date on or after May 12, 1997, and each 2003 Receivable has an origination date on or after February 3, 1998.

     xx. Maturity of Receivables. Each Receivable has an original maturity of not greater than 72 months.

     xxi. Annual Percentage Rates. The Annual Percentage Rate of each Receivable is not less than 0.00% and not greater than 29.99%.

     xxii. Scheduled Payments. As of the Cut-off Date, for each 2002 Receivable, the related Obligor has made at least one scheduled payment (other than any down payment) and no Receivable has a scheduled payment that is more than 60 days overdue as of the Cut-off Date; and as of the Cut-off Date, for each 2003 Receivable, the related Obligor has made at least one scheduled payment (other than any down payment) and no Receivable has a scheduled payment that is more than 30 days overdue as of the Cut-off Date (in each case with respect to the 2003 Receivables, determined based on information available to the Depositor on the Cut-off Date; provided, however, that if it is subsequently determined that a Receivable was delinquent as of the Cut-off Date, the Depositor will be entitled to the remedies under Section 6.2 of the Receivables Purchase Agreement with Ford Credit).

     xxiii. Location of Receivable Files. Each Receivable File is kept at one or more offices of the Servicer in the United States or the offices of one of the custodians specified in Schedule B hereto.

     xxiv. Extensions. As of the Cut-off Date, no 2003 Receivable has had its original maturity extended.

                                  APPENDIX A

                             Definitions and Usage

                                  Appendix A

                             DEFINITIONS AND USAGE

     The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

     (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations means "including without limitation."

     The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

     "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class D Note Interest" shall mean, with respect to any Payment Date, the sum of the Class D Noteholders' Monthly Accrued Interest for such Payment Date and the Class D Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

     "Adjusted Principal Balance" shall mean, as of any date of determination,
(i) if the interest rate per annum set forth on the Receivable is at least equal to the Minimum Required APR, the Principal Balance of such Receivable and (ii) if the interest rate per annum set forth on the Receivable is less than the Minimum Required APR, the present value of all remaining Scheduled Payments on such Receivable discounted on a monthly basis at the Minimum Required APR.

     "Administration Agreement" shall mean the Administration Agreement, dated as of October 7, 2003, by and among the Administrator, the Issuer and the Indenture Trustee.

     "Administrator" shall mean Bear Stearns Investment Products Inc., in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Aggregate Servicing Fee" shall mean the aggregate of the Receivables Servicer Servicing Fees and the Servicing Fee payable to the Servicer and the Receivables Servicers on each Payment Date, which is equal to the product of 1/12th of 1.02% and the aggregate Principal Balance of the Receivables as of the first day of the related Collection Period.

     "ALFT 2002-1" shall mean Auto Loan Funding Trust 2002-1, a Delaware statutory trust.

     "ALFT 2002-1 Receivables" shall mean the receivables retained by ALFT 2002-1 and not sold to the Depositor.

     "ALFT 2002-1 Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of October 7, 2003 between ALFT 2002-1, as seller, and the Depositor, as purchaser.

     "ALFT II" shall mean Auto Loan Funding Trust II, a Delaware statutory trust.

     "ALFT II Receivables" shall mean the receivables retained by ALFT II and not sold to the Depositor.

     "ALFT II Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of October 7, 2003 between ALFT II, as seller, and the Depositor, as purchaser.

     "ALFT III" shall mean Auto Loan Funding Trust III, a Delaware statutory trust.

     "ALFT III Receivables" shall mean the receivables retained by ALFT III and not sold to the Depositor.

     "ALFT III Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of October 7, 2003 between the Depositor, as seller, and ALFT III, as purchaser.

     "ALFT IV" shall mean Auto Loan Funding Trust IV, a Delaware statutory trust.

     "ALFT IV Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of October 7, 2003 between ALFT IV, as seller, and the Depositor, as purchaser.

     "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annualized Average Monthly Net Loss Rate" shall mean, with respect to any date of determination, the product of (x) twelve and (y) the average of the Monthly Net Loss Rates for each of the three preceding Collection Periods. For the purpose of this definition, the "Monthly Net Loss Rate" means, for the last day of any Collection Period, a fraction expressed as a percentage, the numerator of which is equal to the sum of all net losses reported by the Receivables Servicers for that Collection Period and the denominator of which is equal to the aggregate principal balance of the Receivables as of the first day of that Collection Period.

     "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

     "Applicable Tax State" shall mean, as of any date of determination, the State in which the Owner Trustee maintains its Corporate Trust Office.

     "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.11 of the Trust Agreement, as applicable.

     "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

     "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected on the Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in the related Collection Period in accordance with the related Receivables Servicer's customary servicing procedures; (iii) all Recoveries;
(iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (v) investment earnings, if any, on funds on deposit in the accounts established in connection with the Trust, to the extent allocated to the Trust and (vi) partial prepayments of any refunded item included in the Principal Balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) the servicing fee payable to each Receivables Servicer from Collections in respect of the respective Receivables serviced by it; (b) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Collections in a prior Collection Period; and (c) any late fees, prepayment charges or other administrative fees or similar charges allowed by applicable law, collected or retained by the related Receivables Servicer during the related Collection Period.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreements, the Indenture, the Administration Agreement, the Underwriting Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case issued in book-entry form.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware or the state in which the Corporate Trust Office of the Indenture Trustee are authorized by law, regulation or executive order to be closed.

     "CARI" shall mean Capital Auto Receivables, Inc., a Delaware corporation, and its successors.

     "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement and shall initially be JP Morgan Chase Bank.

     "Certificate Percentage Interest" shall mean, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The aggregate Percentage Interest shall be 100%.

     "Certificate Register" shall mean the certificate register maintained pursuant to Section 3.4 of the Trust Agreement.

     "Certificate Registrar" shall mean any certificate registrar acting in accordance with Section 3.4 of the Trust Agreement and shall initially be the Owner Trustee.

     "Certificates" shall mean the certificates evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

     "Class" shall mean any one of the classes of Notes.

     "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-2 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-3 Noteholders' Interest Carryover Shortfall for such Payment Date and the Class A-4 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Monthly Accrued Interest for such Payment Date, the Class A-2 Noteholders' Monthly Accrued Interest for such Payment Date, the

Class A-3 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-4 Noteholders' Monthly Accrued Interest for such Payment Date.

     "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to such Payment Date and (b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Payment Date minus (ii) the lesser of (A) 90.20% of the Pool Balance for such Payment Date and (B) an amount equal to (1) the Pool Balance for such Payment Date minus (2) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Payment Amount shall not be less than the amount that is necessary to pay that Class of Class A Notes in full; and provided, further, that the Class A Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class A Notes on that Payment Date.

     "Class A-1 Final Scheduled Payment Date" shall mean the September 2004 Payment Date.

     "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered in the Note Register.

     "Class A-1 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-1 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-1 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually paid to the Class A-1 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

     "Class A-1 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all payments of principal to the Class A-1 Noteholders on or prior to such preceding Payment Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class A-1 Notes" shall mean the $758,000,000 aggregate initial principal amount Class A-1 1.10% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" shall mean 1.10% per annum.

     "Class A-2 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the sum of the Class A-2A Noteholders' Interest Carryover Shortfall for such Payment Date and the Class A-2B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-2 Noteholders' Monthly Accrued Interest " shall mean, with respect to any Payment Date, the sum of the Class A-2A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-2B Noteholders' Monthly Accrued Interest for such Payment Date.

     "Class A-2 Notes" shall mean, collectively, the Class A-2A Notes and the Class A-2B Notes.

     "Class A-2A Final Scheduled Payment Date" shall mean the April 2006 Payment Date.

     "Class A-2A Noteholder" shall mean the Person in whose name a Class A-2A
Note is registered in the Note Register.

     "Class A-2A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-2A Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2A Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2A Notes actually paid to the Class A-2A Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2A Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2A Rate.

     "Class A-2A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-2A Notes at the Class A-2A Rate on the Outstanding Amount of the Class A-2A Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2A Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2A Notes" shall mean the $834,000,000 aggregate initial principal amount Class A-2A 1.40% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2A to the Indenture.

     "Class A-2A Rate" shall mean 1.40% per annum.

     "Class A-2B Final Scheduled Payment Date" shall mean the April 2006 Payment Date.

     "Class A-2B Noteholder" shall mean the Person in whose name a Class A-2B
Note is registered in the Note Register.

     "Class A-2B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-2B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2B Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2B Notes actually paid to the Class A-2B Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2B Rate.

     "Class A-2B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-2B Notes at the Class A-2B Rate on the Outstanding Amount of the Class A-2B Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2B Notes" shall mean the $20,000,000 aggregate initial principal amount Class A-2B 3.69% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2B to the Indenture.

     "Class A-2B Rate" shall mean 3.69% per annum.

     "Class A-3 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the sum of the Class A-3A Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-3B Noteholders' Interest Carryover Shortfall for such Payment Date and the Class A-3C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A-3 Noteholders' Monthly Accrued Interest " shall mean, with respect to any Payment Date, the sum of the Class A-3A Noteholders' Monthly Accrued Interest for such Payment Date, the Class A-3B Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-3C Noteholders' Monthly Accrued Interest for such Payment Date.

     "Class A-3 Notes" shall mean, collectively, the Class A-3A Notes, the Class A-3B Notes and the Class A-3C Notes.

     "Class A-3A Final Scheduled Payment Date" shall mean the October 2006 Payment Date.

     "Class A-3A Noteholder" shall mean the Person in whose name a Class A-3A
Note is registered in the Note Register.

     "Class A-3A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3A Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3A Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3A Notes actually paid to the Class A-3A Noteholders on such preceding

Payment Date, plus interest on the amount of interest due but not paid to the Class A-3A Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3A Rate.

     "Class A-3A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-3A Notes at the Class A-3A Rate on the Outstanding Amount of the Class A-3A Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3A Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3A Notes" shall mean $160,875,000 aggregate initial principal amount Class A-3A 1.84% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3A to the Indenture.

     "Class A-3A Rate" shall mean 1.84% per annum.

     "Class A-3B Final Scheduled Payment Date" shall mean the May 2007 Payment Date.

     "Class A-3B Noteholder" shall mean the Person in whose name a Class A-3B
Note is registered in the Note Register.

     "Class A-3B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3B Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3B Notes actually paid to the Class A-3B Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3B Rate.

     "Class A-3B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-3B Notes at the Class A-3B Rate on the Outstanding Amount of the Class A-3B Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3B Notes" shall mean $273,250,000 aggregate initial principal amount Class A-3B 1.99% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3B to the Indenture.

     "Class A-3B Rate" shall mean 1.99% per annum.

     "Class A-3C Final Scheduled Payment Date" shall mean the May 2007 Payment Date.

     "Class A-3C Noteholder" shall mean the Person in whose name a Class A-3C
Note is registered in the Note Register.

     "Class A-3C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-3C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3C Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3C Notes actually paid to the Class A-3C Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3C Rate.

     "Class A-3C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class A-3C Notes at the Class A-3C Rate on the Outstanding Amount of the Class A-3C Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment
Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3C Notes" shall mean $160,875,000 aggregate initial principal amount Class A-3C 2.15% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3C to the Indenture.

     "Class A-3C Rate" shall mean 2.15% per annum.

     "Class A-4 Final Scheduled Payment Date" shall mean the March 2010 Payment Date.

     "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered in the Note Register.

     "Class A-4 Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class A-4 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-4 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually paid to the Class A-4 Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-4 Rate.

     "Class A-4 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-4 Notes" shall mean the $462,605,000 aggregate initial principal amount Class A-4 2.58% Asset Backed Notes issued by the Trust under the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" shall mean 2.58% per annum.

     "Class B Final Scheduled Payment Date" shall mean the March 2010 Payment Date.

     "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

     "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually paid to the Class B Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

     "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class B Notes" shall mean the $69,520,000 aggregated initial principal amount Class B 2.24% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

     "Class B Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on such Payment Date) and (ii) the Outstanding Amount of the Class B Notes immediately prior to such Payment Date minus (b) the lesser of (i) 93.70% of the Pool Balance for such Payment Date and (ii) an amount equal to (A) the Pool Balance for such Payment Date minus (B) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Class B Final Scheduled Payment Date, the Class B Principal Payment Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided, further, that the Class B Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class B Notes on that Payment Date.

     "Class B Rate" shall mean 2.24% per annum.

     "Class C Final Scheduled Payment Date" shall mean the March 2010 Payment Date.

     "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

     "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class C Notes actually paid to the Class C Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

     "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class C Notes" shall mean the $27,805,000 aggregate initial principal amount Class C 3.13% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

     "Class C Principal Payment Amount" shall mean, with respect to any Payment Date, an amount equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on such Payment Date), (ii) the Outstanding Amount of the Class B Notes (after taking into account distribution of the Class B Principal Payment Amount on such Payment Date) and (iii) the Outstanding Amount of the Class C Notes immediately prior to such Payment Date minus (b) the lesser of (i) 95.10% of the Pool Balance for such Payment Date and (ii) an amount equal to (A) the Pool Balance for such Payment Date minus (B) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Class C Final Scheduled Payment Date, the Class C Principal Payment Amount shall not be less than the amount that is necessary to pay the Class C Notes in full; and provided, further, that the Class C Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class C Notes on that Payment Date.

     "Class C Rate" shall mean 3.13% per annum.

     "Class D Final Scheduled Payment Date" shall mean the March 2010 Payment Date.

     "Class D Noteholder" shall mean the Person in whose name a Class D Note is registered in the Note Register.

     "Class D Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the amount, if any, by which the sum of the Class D Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class D Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class D Notes actually paid to the Class D Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class D Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class D Rate.

     "Class D Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class D Notes at the Class D Rate on the Outstanding Amount of the Class D Notes on the preceding Payment Date (after giving effect to all payments of principal on such preceding Payment Date). For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class D Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class D Notes" shall mean $69,520,000 aggregate initial principal amount Class D 6.00% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit D to the Indenture.

     "Class D Principal Payment Amount" shall mean, with respect to any Payment Date, an amount (which will not be less than zero) equal to (a) 100% of the Regular Principal Allocation for such Payment Date minus (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for such Payment Date, (ii) the Class B Principal Payment Amount for such Payment Date and
(iii) the Class C Principal Payment Amount for such Payment Date; provided, however, that, on the Class D Final Scheduled Payment Date, the Class D Principal Payment Amount shall not be less than the amount that is necessary to pay the Class D Notes in full; and provided, further, that the Class D Principal Payable Amount on any Payment Date shall not exceed the Outstanding Amount of the Class D Notes on that Payment Date.

     "Class D Rate" shall mean 6.00% per annum.

     "Clearance System" shall have the meaning specified in Section 2.2 of the Indenture.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean October 7, 2003.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including September 30, 2003 and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

     "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

     "Commission" shall mean the Securities and Exchange Commission.

     "Controlling Class" shall mean (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes, and (iv) if the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, the Class D Notes.

     "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1100 Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 4 New York Plaza, 6th Floor, New York, New York 10004-2477, Attention: ITS Structured Finance, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

     "Cut-off Date" shall mean (i) September 1, 2003 with respect to the Ford Credit Receivables, GMAC Receivables and those DCS Receivables that were purchased by the Depositor pursuant to the WALT Receivables Purchase Agreement and (ii) September 3, 2003 with respect to those DCS Receivables purchased by the Depositor pursuant to the ALFT IV Receivables Purchase Agreement.

     "Data Administration Agreement" shall mean the Data Administration Agreement dated as of October 7, 2003 among the Servicer, the Depositor, the Data Administrator and the Indenture Trustee.

     "Data Administrator" shall mean Systems & Services Technologies, Inc., in its capacity as data administrator under the Data Administration Agreement, or any successor thereunder.

     "DCS" shall mean Daimler Chrysler Services North America LLC, a Michigan limited liability company, and its successors.

     "DCS Deposit Accounts" shall mean (i) the Deposit Account as defined in the Servicing and Administration Agreement dated as of October 26, 2001 among WALT, DCS and Bear Stearns Investment Products, Inc., bearing account number 160930.1 at JPMorgan Chase Bank and (ii) the Deposit Account as defined in the Servicing and Administration Agreement dated as of September 16, 2003 among ALFT IV, DCS and the Depositor, bearing account number 10206252.1 at JPMorgan Chase Bank.

     "DCS Servicing Agreements" shall mean, collectively, (i) the Servicing and Administration Agreement dated as of October 26, 2001 among WALT, DCS, as servicer, and Bear Stearns Investment Products, Inc. and (ii) the Servicing and Administration Agreement dated as of September 16, 2003 among ALFT IV, DCS, as servicer, and the Depositor.

     "DCS Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as DCS Receivables, which Receivables were sold by DCS to ALFT IV and WALT and then by ALFT IV and WALT to the Depositor.

     "Dealer" shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to DCS, Ford Credit or GMAC.

     "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" shall mean a Receivable that the related Receivable Servicer determines is unlikely to be paid in full.

     "Definitive Certificates" shall have the meaning specified in Section
3.10 of the Trust Agreement.

     "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

     "Deposit Account Agreement" shall mean, individually, any of (i) the Amended and Restated Deposit Account Agreement dated as of October 7, 2003 by and among WALT, Whole Auto Loan Trust 2002-1, WALT 2003-1, the Servicer and JPMorgan Chase Bank; (ii) the Amended and Restated Deposit Account Agreement dated as of October 7, 2003 by and between ALFT 2002-1, Whole Auto Loan Trust 2002-1, WALT 2003-1, the Servicer and JPMorgan Chase Bank; (iii) the Deposit Account Agreement dated as of October 7, 2003 by and between WALT 2003-1, the Servicer and JPMorgan Chase Bank; (iv) the Deposit Account Agreement dated as of October 7, 2003 by and between ALFT II, WALT 2003-1, the Servicer and JPMorgan Chase Bank and (v) the Deposit Account Agreement dated as of October 7, 2003 by and between ALFT III, WALT 2003-1, the Servicer and JPMorgan Chase Bank. "Deposit Account Agreements" shall mean, collectively, the agreements described in clauses (i) through (v) above.

     "Depositor" shall mean Bear Stearns Asset Backed Funding II Inc., a Delaware corporation and its successors and permitted assigns.

     "Depository Institution" shall mean JPMorgan Chase Bank as the depository institution at which the DCS Deposit Accounts, the Ford Credit Deposit Accounts and the GMAC Deposit Account are maintained.

     "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

     "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable;
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Aa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (2) whose deposits are insured by the Federal Deposit Insurance Corporation or (iii) any depository institution or trust company in respect of which the Rating Agency Condition is satisfied.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

     "Event of Servicing Termination" shall mean an event specified in Section
7.1 of the Sale and Servicing Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Date" shall mean November 16, 2003.

     "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

     "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2A Notes, the Class A-2A Final Scheduled Payment Date, (iii) the Class A-2B Notes, the Class A-2B Final Scheduled Payment Date, (iv) the Class A-3A Notes, the Class A-3A Final Scheduled Payment Date, (v) the Class A-3B Notes, the Class A-3B Final Scheduled Payment Date, (vi) the Class A-3C Notes, the Class A-3C Final Scheduled Payment Date, (vii) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (viii) the Class B Notes, the Class B Final Scheduled Payment Date, (ix) the

Class C Notes, the Class C Final Scheduled Payment Date, and (x) the Class D Notes, the Class D Final Scheduled Payment Date.

     "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "First Allocation of Principal" shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

     "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation, and its successors.

     "Ford Credit Acknowledgment" shall mean the acknowledgement executed by Ford Credit to service the Receivables purchased by the Depositor pursuant to the ALFT 2002-1 Receivables Purchase Agreement on behalf of the Issuer.

     "Ford Credit Deposit Accounts" shall mean (i) the Collection Account as defined in the Servicing Agreement dated as of November 1, 2002 between Bear Stearns Asset Backed Funding Inc. and Ford Credit, bearing account number 10203815.1 at JPMorgan Chase Bank and (ii) the Collection Account as defined in the Servicing Agreement dated as of September 1, 2003 between the Depositor and Ford Credit, bearing account number 10206306.1 at JPMorgan Chase Bank.

     "Ford Credit Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as the Ford Credit Receivables, which Receivables were sold by Ford Credit to the Depositor.

     "Ford Credit Servicer Report" shall mean the Monthly Servicer Reports as defined in the Ford Credit Servicing Agreements, but based solely on the Ford Credit Receivables.

     "Ford Credit Servicing Agreements" shall mean, collectively, (i) the Servicing Agreement dated as of November 1, 2002 between Bear Stearns Asset Backed Funding Inc., as purchaser, and Ford Credit, as servicer and (ii) the Servicing Agreement dated as of September 1, 2003 between the Depositor, as purchaser, and Ford Credit, as servicer.

     "Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

     "GMAC" shall mean General Motors Acceptance Corporation, a Delaware corporation, and its successors.

     "GMAC Deposit Account" shall mean the Collection Account as defined in the GMAC Servicing Agreement. Such account is account number 10206208.1 at JPMorgan Chase Bank.

     "GMAC Servicing Agreement" shall mean the Servicing Agreement dated as of September 9, 2003 between the Depositor, as purchaser, and GMAC, as servicer.

     "GMAC Receivables" shall mean the Receivables listed on Schedule A to the Sale and Servicing Agreement as the GMAC Receivables.

     "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indenture" shall mean the Indenture, dated as of October 7, 2003, by and between the Trust and the Indenture Trustee.

     "Indenture Trustee" shall mean JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

     "Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date. Interest with respect to the Class A-1 Notes will be computed on the basis of the actual number of days in the related Interest Period. Interest with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Investor Report" shall mean the Report prepared by the Servicer pursuant to Section 3.8 of the Sale and Servicing Agreement containing, among other things, the information set forth in Section 4.7 of the Sale and Servicing Agreement.

     "IRS" shall mean the Internal Revenue Service.

     "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

     "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

     "Liquidated Receivable" shall mean: (i) any Receivable that, by its terms, is in default and as to which the applicable Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the related Financed Vehicle and (ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

     "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the related Receivables Servicer and (b) monies collected by the related Receivables

Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of any payments required by law to be remitted to the Obligor.

     "Memorandum" shall mean the Private Placement Memorandum dated September 25, 2003, relating to Class D Notes.

     "Minimum Required APR" shall mean a rate per annum equal to 6.00%.

     "Monthly Data File" shall mean (i) with respect to the DCS Receivables, the monthly data tapes delivered under the DCS Servicing Agreements, (ii) with respect to the Ford Credit Receivables, the Monthly Data Files as defined in the Ford Credit Servicing Agreements and (iii) with respect to the GMAC Receivables, the Monthly Data File as defined in the GMAC Servicing Agreement.

     "Monthly Receivables Tape" shall mean a computer tape or disk containing the information about the Receivables necessary to prepare the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 3.8 of the Sale and Servicing Agreement and by the Indenture Trustee to the Noteholders pursuant to Section 3.8 of the Sale and Servicing Agreement.

     "Monthly Remittance Condition" shall mean with respect to Ford Credit or GMAC that each of the following is true: (a) no Event of Servicing Termination (as defined in the applicable Receivables Servicing Agreement) has occurred during the related Collection Period and (b) the rating of the applicable Receivables Servicer's short-term unsecured debt is at least "P-1" by Moody's and is at least "A-1" by Standard & Poor's.

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

     "Note Depositary Agreement" shall mean collectively (i) the Letter of Representations, dated as of October 7, 2003 by and among the Issuer, the Indenture Trustee, as agent and The Depository Trust Company regarding the Offered Notes and (ii) the Letter of Representations, dated as of October 7, 2003 by and among the Issuer, the Indenture Trustee, as agent and The Depository Trust Company regarding the Class D Notes.

     "Note Depository" shall mean The Depository Trust Company or any successor depository.

     "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

     "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2A Rate, the Class A-2B Rate, the Class A-3A Rate, the Class A-3B Rate, the Class A-3C Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as applicable.

     "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a

Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.00000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

     "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, collectively.

     "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

     "Offered Notes" shall mean, collectively, the Class A Notes, the Class B Notes, and the Class C Notes.

     "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any two Authorized Officers of the Trust and (ii) with respect to the Depositor or the Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Servicer, as applicable.

     "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Optional Purchase Percentage" shall mean 10%.

     "Original Pool Balance" shall mean an amount equal to the aggregate Adjusted Principal Balance, as of the Cut-off Date, of the Receivables, which shall be $2,780,842,620.59.

     "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, as applicable, except:

               (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

               (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar, as applicable, is presented that any such notes are held by a bona fide purchaser;

provided, that in determining whether the holders of Notes evidencing the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Notes, such Notes shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" shall mean, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding as of such date of determination.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

     "Participant" shall mean a participant in or member of the Note
Depository.

     "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "Percentage Interest" shall mean, with respect to a Certificate, the individual percentage interest of such Certificate, which shall be specified on the face thereof, in the distributions on the Certificates. The sum of the Percentage Interests for all Certificates shall be 100%.

     "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

               (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

               (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

               (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

               (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

               (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

               (g) any other investment with respect to which the Rating Agency Condition is satisfied.

     "Person" shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" shall mean an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

     "Pool Balance" shall mean, with respect to any Payment Date, an amount equal to the aggregate Adjusted Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted for the related Collection Period.

     "Pool Factor" as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the Pool Balance at that time divided by the Original Pool Balance.

     "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Prepayment Date" shall mean with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by Servicer or the Issuer pursuant to Section 10.1 of the Indenture.

     "Prepayment Price" shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

     "Principal Balance" shall mean, with respect to any Receivable, as of the related date of determination, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal.

     "Principal Distribution Account" shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

     "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

     "Purchase Amount" shall mean, (i) with respect to a Purchased Receivable that is a DCS Receivable, an amount equal to the principal balance of such Receivable on the date of purchase plus accrued and unpaid interest thereon to the end of the month of such purchase, (ii) with respect to a Purchased Receivable that is a Ford Credit Receivable, an amount equal to the principal balance of such Receivable on the date of purchase, plus accrued and unpaid interest to the date of such purchase and (iii) with respect to a Purchased Receivable that is a GMAC Receivable, an amount equal to the principal balance of such Receivable on the date of purchase.

     "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement or by the Depositor, DCS, GMAC or CARI (as applicable) pursuant to Section 2.3 of the Sale and Servicing Agreement.

     "Qualified Institutional Buyer" shall mean a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

     "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes which is then rating such Notes. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

     "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any of the Notes.

     "Receivables" shall mean the motor vehicle retail installment sales contract and loans listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and payments thereunder.

     "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

     "Receivables Purchase Agreements" shall mean, collectively, (i) the ALFT II Receivables Purchase Agreement, (ii) the ALFT IV Receivables Purchase Agreement, (iii) the ALFT 2002-1 Receivables Purchase Agreement, (iv) the WALT Receivables Purchase Agreement and (v) the Purchase and Sale Agreement, dated as of September 1, 2003, by and between Ford Credit, as seller, and the Depositor, as purchaser.

     "Receivables Servicer" shall mean (i) DCS with respect to the DCS Receivables, (ii) Ford Credit with respect to the Ford Credit Receivables and
(iii) GMAC with respect to the GMAC Receivables.

     "Receivables Servicer Servicing Fee" shall mean, with respect to a Collection Period and a Receivables Servicer, the fee payable to such Receivables Servicer for services rendered during such Collection Period, which shall equal one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate Principal Balance of those Receivables serviced by such Receivables Servicer as of the first day of such Collection Period.

     "Receivables Servicing Agreement" shall mean any of the DCS Servicing Agreements, the Ford Credit Servicing Agreements or the GMAC Servicing Agreement.

     "Receivables Servicing Fee Rate" shall mean 1.00%.

     "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

     "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the related Receivables Servicer and the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

     "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Registration Statement" shall mean Registration Statement No. 333-107577 filed by the Depositor with the Commission in the form in which it became effective on September 10, 2003.

     "Regular Principal Allocation" shall mean, with respect to any Payment Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Payment Date over (a) the Pool Balance at the end of the related Collection Period minus (b) the Target Overcollateralization Level for such Payment Date; provided that the Regular Principal Allocation shall not exceed the aggregate Outstanding Amount of the Notes; provided further that the Regular Principal Allocation on or after the Final Scheduled Payment Date of any Class shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class to zero.

     "Regulation S" shall mean Regulation S under the Securities Act.

     "Regulation S Global Note" shall have the meaning specified in Section
2.2 of the Indenture.

     "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

     "Representative" shall mean Bear, Stearns & Co. Inc., as representative of the several Underwriters.

     "Rule 144A Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of October 7, 2003, among the Trust, the Depositor, as seller, and Bear Stearns Asset Receivables Corp., as servicer.

     "Scheduled Payment" shall mean, for any Receivable, the scheduled monthly payment amount indicated in such Receivable as required to be paid by the Obligor in such Collection

Period (without giving effect to deferments of payments pursuant to Section
3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

     "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Trustee).

     "Second Allocation of Principal" shall mean, with respect to any Payment Date, an amount equal to (i) the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date minus (ii) any amount deposited into the Principal Distribution Amount as part of the First Allocation of Principal for such Payment Date.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities" shall mean the Notes and the Certificates, collectively.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Sellers" shall mean ALFT II, ALFT IV, ALFT 2002-1, WALT and Ford Credit, each as a seller of a portion of the Receivables under the applicable Receivables Purchase Agreement and each successor to thereto.

     "Servicer" shall mean Bear Stearns Asset Receivables Corp. as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to thereto (in the same capacity) pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

     "Servicing Fee Rate" shall mean 0.02%.

     "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

     "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

     "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Target Overcollateralization Level" shall mean, as of any Payment Date, the amount equal to the greater of (x) 1.4% of the Pool Balance and (y) $27,808,426.61.

     "Temporary Regulation S Global Note" shall have the meaning specified in
Section 2.2 of the Indenture.

     "Third Allocation of Principal" shall mean, with respect to any Payment Date, an amount equal to (i) the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date minus (ii) any amount deposited into the Principal Distribution Account as part of the First Allocation of Principal and the Second Allocation of Principal for such Payment Date.

     "Transfer Date" shall mean the Closing Date.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean Whole Auto Loan Trust 2003-1, a Delaware statutory trust governed by the Trust Agreement.

     "Trust Accounts" shall mean the accounts created and maintained in accordance with Section 4.1(b), (c) and (d) of the Sale and Servicing Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of October 7, 2003 by and among the Depositor and the Owner Trustee, as amended and/or restated from time to time.

     "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

     "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles;
(iv) proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof;
(vii) payments and proceeds with respect to the Receivables; (viii) the rights of the Depositor under the ALFT II Receivables Purchase Agreement, the ALFT IV Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement and the WALT Receivables Purchase Agreement; (ix) all property (including the right to receive Liquidation Proceeds) securing a

Receivable (other than a Receivable purchased by the Servicer or a Receivables Servicer or repurchased by the Depositor); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

     "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

     "Underwriting Agreement" shall mean the Underwriting Agreement, dated September 25, 2003 between the Depositor and the Representative.

     "Underwritten Securities" shall mean the Class A Notes, Class B Notes and Class C Notes.

     "U.S. Person" shall have the meaning ascribed to such term in Regulation
S.

     "WALT" shall mean Whole Auto Loan Trust, a Delaware statutory trust.

     "WALT Receivables" shall mean the receivables retained by WALT and not sold to the Depositor.

     "WALT Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of October 7, 2003 between WALT, as seller, and the Depositor, as purchaser.

     "WALT 2003-1" shall mean Whole Auto Loan Trust 2003-1, a Delaware statutory trust.